EXHIBIT 12.(b)

SPINNAKER ETF TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF (the "Fund"), a series of the Spinnaker ETF Trust, on Form N-CSR for the period ended December 31, 2017, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Katherine M. Honey, Principal Executive Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 12, 2018	By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF

A signed original of this written statement required by Section 906 has been provided to the Spinnaker ETF Trust and will be retained by the Spinnaker ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

SPINNAKER ETF TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF (the "Fund"), a series of the Spinnaker ETF Trust, on Form N-CSR for the period ended December 31, 2017, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Ashley E. Harris, Principal Financial Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 12, 2018	By:	/s/ Ashley E. Harris
Ashley E. Harris Treasurer and Principal Financial Officer Fieldstone UVA Unconstrained Medium-Term Fixed Income ETF

A signed original of this written statement required by Section 906 has been provided to the Spinnaker ETF Trust and will be retained by the Spinnaker ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.